                                                                  Exhibit (a)(2)


                                LETTER OF TRANSMITTAL
                           TO TENDER SHARES OF COMMON STOCK
                                          OF
                       FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                          PURSUANT TO THE OFFER TO PURCHASE
                                DATED NOVEMBER 3, 1997

--------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 1, 1997, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

               TO:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

                                  BY HAND:
                            TENDERS & EXCHANGES
                       C/O THE DEPOSITORY TRUST COMPANY
                              55 WATER STREET
     BY MAIL:           VIETNAM VETERANS MEMORIAL PLAZA   BY OVERNIGHT COURIER:
TENDERS & EXCHANGES                DTC TAD                 TENDERS & EXCHANGES
 SUITE 4660 - FAE             NEW YORK, NY 10041            SUITE 4680 - FAE
  P.O. BOX 2569                                             14 WALL STREET -
 JERSEY CITY, NJ                                               8TH FLOOR
   07303-2569                                              NEW YORK, NY  10005

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be delivered with it or (b) Shares are being delivered by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") as set forth in Section 3 of the Offer to Purchase (as defined below).

    Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

    A shareholder owning beneficially as of the close of business on October
27, 1997 and who continues to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, and who satisfies the other requirements set forth in Instruction 8, may have all such Shares purchased before proration, if any, of the purchase of other Shares pursuant to the Offer.

    DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-------------------------------------------------------------------------------------------
                            DESCRIPTION OF SHARES TENDERED
                              (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               Shares Tendered
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)       (Attach additional list if necessary)
---------------------------------------------  --------------------------------------------
                                                                Number of
                                                                  Shares         Number of
                                               Certificate    Represented by      Shares
                                                 Number(s)*   Certificate(s)*    Tendered**
                                               ------------  -----------------  -----------

                                               ------------  -----------------  -----------

                                               ------------  -----------------  -----------

                                               ------------  -----------------  -----------
                                               TOTAL SHARES
-------------------------------------------------------------------------------------------
*   Need not be completed if Shares are delivered by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered.  See Instruction 4.
-------------------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution:_____________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:

                   / /   DTC           / /   PDTC

    Account Number:____________________________________________________________
    Transaction Code Number:___________________________________________________

/ / CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of the Tendering Shareholder(s):___________________________________
    Date of Execution of Notice of Guaranteed Delivery:________________________ Name of Institution Which Guaranteed Delivery:_____________________________ Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered By Book-Entry Transfer:

                   / /   DTC           / /   PDTC

    Account Number:____________________________________________________________
    Transaction Code Number:___________________________________________________

                       NOTE:  SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Fund American Enterprises Holdings, Inc., a Delaware corporation (the "Company"), the above-described shares of Common Stock, par value $1.00 per share, of the Company ("Shares"), at the price per Share indicated in this letter, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 3, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below ) with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

    (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

    (b)  the tender of Shares by the undersigned complies with Rule 14e-4;

    (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (e)  the undersigned has read and agrees to all the terms of the Offer.

    The undersigned understands that the Company will determine a single per Share price (not greater than $125.00 nor less than $105.00 per Share), net to the Seller in cash (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 1,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $125.00 nor less than $105.00 per Share) validly tendered and not withdrawn pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof and that the Company will return all other Shares, including Shares not purchased because of proration.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other shareholders, fewer than all the Shares tendered herewith.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    Unless otherwise indicated under "Special Payment Instructions", please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------

                        PRICE (IN DOLLARS) PER SHARE AT WHICH
                              SHARES ARE BEING TENDERED

                              -------------------------

                 IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
              A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED
                          MUST BE USED.  (SEE INSTRUCTION 5)

                              -------------------------

                                 CHECK ONLY ONE BOX.
              IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,
                         THERE IS NO VALID TENDER OF SHARES.

                              -------------------------

                         SHARES TENDERED AT PRICE DETERMINED
                                   BY DUTCH AUCTION

/ / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per share as low as $105.00 or as high as $125.00.

                **CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW**

                               SHARES TENDERED AT PRICE
                              DETERMINED BY SHAREHOLDER

              / /  $105          / /   $112           / /  $119
              / /  $106          / /   $113           / /  $120
              / /  $107          / /   $114           / /  $121
              / /  $108          / /   $115           / /  $122
              / /  $109          / /   $116           / /  $123
              / /  $110          / /   $117           / /  $124
              / /  $111          / /   $118           / /  $125
--------------------------------------------------------------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                                       ODD LOTS

                                 (SEE INSTRUCTION 8)

    To be completed ONLY if Shares are being tendered by or on behalf of a person who beneficially owned as of the close of business on October 27, 1997, and who will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares.


    The undersigned either (check one box):


    / / was the beneficial owner as of the close of business on October 27, 1997, and will continue to be the beneficial owner until the Expiration Date of an aggregate of fewer than 100 Shares, and is tendering all such Shares, or

    / / is an "Eligible Institution" (as defined in Instruction 1) that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that each such beneficial owner beneficially owned as of the close of business on October 27, 1997, and will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, and is tendering all such Shares.

    If you do not wish to specify a Purchase Price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal. / /

--------------------------------------------------------------------------------

                                                                               6
----------------------------------------   -------------------------------------
    SPECIAL DELIVERY INSTRUCTIONS              SPECIAL PAYMENT INSTRUCTIONS
     (SEE INSTRUCTIONS 4 AND 10)               (SEE INSTRUCTIONS 1, 4, 6, 7,
To be completed ONLY if the check for                     9 AND 10)
the aggregate Purchase Price of Shares
purchased and/or certificates for          To be completed ONLY if the check for
Shares not tendered or not purchased       the aggregate Purchase Price of
are to be mailed to someone other than     Shares purchased and/or certificates
the undersigned or to the undersigned at   for Shares not tendered or not
an address other than that shown below     purchased are to be issued in the
the undersigned's signature.               name of someone other than the
                                           undersigned.
Mail check and/or certificates to:
                                           Issue any check and/or
Name_______________________________              certificates to:

         (Please Print)                    Name________________________________
                                                      (Please Print)
Address____________________________

___________________________________        Address_____________________________

___________________________________        ____________________________________
                        (Zip Code)          (Taxpayer Identification Number)
----------------------------------------   -------------------------------------


--------------------------------------------------------------------------------
                                      SIGN HERE

                              (SEE INSTRUCTIONS 1 AND 6)
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               Signature(s) of Owner(s)

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                    (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                  (Include Zip Code)

Area Code and Telephone Number__________________________________________________

Taxpayer Identification Number__________________________________________________
                                            (See Instruction 12)

Dated:__________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 6.)

                              GUARANTEE OF SIGNATURE(S)
                              (See Instructions 1 and 6)

Authorized Signature____________________________________________________________

--------------------------------------------------------------------------------

    -----------------------------------------------------------------

         Name __________________________________________________
                                    (Please Print)

         Title _________________________________________________

         Name of Firm __________________________________________

         Address _______________________________________________

         _______________________________________________________
                                  (Include Zip Code)


         Area Code and Telephone Number ________________________

         Dated:_________________________________________________

    -----------------------------------------------------------------

                              IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 2 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                PAYER'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                                                               8

-----------------------------------------------------------------------------------------------
                             Part 1 - PLEASE PROVIDE YOUR TIN IN     Social security number(s)
                             THE BOX AT RIGHT AND CERTIFY BY
                             SIGNING AND DATING BELOW                ________/_____/__________
SUBSTITUTE
FORM   W-9                                                           OR
                                                                     Employer identification
                                                                     number(s)

PAYER'S REQUEST FOR                                                  _________/_______________
TAXPAYER IDENTIFICATION           -----------------------------------------------------------------
NUMBER (TIN)                 Part 2 -
                             Awaiting TIN / /

                             CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                             THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                             COMPLETE.

                             Name ____________________________________________________________
                                                        (Please print)

                             Address__________________________________________________________
                                                      (Including zip code)


                             SIGNATURE________________________________________________________

                             DATE_____________________________________________________________

-----------------------------------------------------------------------------------------------



                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                   CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, NOTWITHSTANDING THAT I HAVE CHECKED THE BOX IN PART 2 (AND COMPLETED THIS CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER), ALL REPORTABLE PAYMENTS MADE TO ME BEFORE THE TIME I PROVIDE THE DEPOSITARY WITH A PROPERLY CERTIFIED TAXPAYER IDENTIFICATION NUMBER WILL BE SUBJECT TO A 31% BACKUP WITHHOLDING TAX.


---------------------------------------             ----------------------------
               SIGNATURE                                        DATE


--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                     INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

    Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING STOCK CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder's tender.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. Shareholders wishing to maximize the possibility that their Shares will be purchased at the relevant Purchase Price may check the box on the Letter of Transmittal marked "Shares Tendered at Purchase Price Determined by Dutch Auction." Checking this box may result in a Purchase Price of the Shares so tendered at the minimum price of $105.00.

    6.   SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

    (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

    (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

    8. ODD LOTS. As described in Sections 1 and 2 of the Offer to Purchase, if the number of Shares properly tendered at or above the Purchase Price and not withdrawn before the Expiration Date is greater than 1,000,000 (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer), the Company, upon the terms and subject to the conditions of the Offer, will accept Shares for purchase first from all Shares properly tendered at or below the Purchase Price and not withdrawn before the Expiration Date by any shareholder who beneficially owned as of the close of business on October 27, 1997, and who continued to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, who tendered all Shares beneficially owned by such person (partial tenders of Shares will not qualify for this preference) and who completes the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery. This preference will not be available unless the box above entitled "Odd Lots" is completed.

    9. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 6 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered", the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    11. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below.

    12. SUBSTITUTE FORM W-9. Except as provided above under "Important Tax Information", each tendering shareholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 31% Federal back-up withholding tax may be imposed on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer.

    13.  FOREIGN SHAREHOLDER WITHHOLDING.  Foreign shareholders (as defined in
Section 11 of the Offer to Purchase) should note that the 30% U.S. withholding tax generally applicable to corporate distributions should not apply to the proceeds payable pursuant to the Offer, unless such proceeds are treated as a dividend under the rules described in "Gain or Loss Recognition" in Section 11 of the Offer to Purchase. (However, as indicated above under "Important Tax Information", Federal backup withholding tax may be applicable).

    14. CERTAIN PLANS. Participants in the Allianz Asset Accumulation Plan (the "Allianz Plan"), the Source One Mortgage Services Corporation Employee Stock Ownership and 401(k) Savings Plan (the "Source One Plan") or the Valley Group Employees' 401(k) Savings Plan (the "Valley Group Plan") who wish to have the trustee of the Allianz Plan, the Source One Plan or the Valley Group Plan, as the case may be, tender Shares allocated to their accounts should so indicate by completing, executing and returning to the applicable trustee the instruction form for Allianz Plan, Source One Plan or Valley Group Plan, as the case may be, participants included in the notices sent on behalf of the respective trustees of such Plans. Participants in the Allianz Plan, the Source One Plan or the Valley Group Plan may not use the Letter of Transmittal to direct the trustee of the Allianz Plan, the Source One Plan or the Valley Group Plan, as the case may be, to tender Shares allocated to such shareholders under the Allianz Plan, the Source One Plan or the Valley Group Plan, as the case may be, but must use the separate instruction form sent to them. See Sections 3 and 14 of the Offer to Purchase.

Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

          THE DEPOSITARY AND THE INFORMATION AGENT FOR THE OFFER IS:


                    FIRST CHICAGO TRUST COMPANY OF NEW YORK


                                  BY HAND:
                            TENDERS & EXCHANGES
                       C/O THE DEPOSITORY TRUST COMPANY
                              55 WATER STREET
     BY MAIL:           VIETNAM VETERANS MEMORIAL PLAZA   BY OVERNIGHT COURIER:
TENDERS & EXCHANGES                DTC TAD                 TENDERS & EXCHANGES
 SUITE 4660 - FAE             NEW YORK, NY 10041            SUITE 4680 - FAE
  P.O. BOX 2569                                             14 WALL STREET -
 JERSEY CITY, NJ                                               8TH FLOOR
   07303-2569                                              NEW YORK, NY  10005

                               FOR INFORMATION:
                                 1-800-409-7443

--------------------------------------------------------------------------------
Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
--------------------------------------------------------------------------------

                        THE DEALER MANAGER FOR THE OFFER IS:

                                  LEHMAN BROTHERS

                            Three World Financial Center
                                  200 Vesey Street
                                 New York, NY 10285
                                   (212) 526-7850

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------     -----------------------------------------------
FOR THIS TYPE OF ACCOUNT                                       GIVE THE SOCIAL SECURITY NUMBER OF--
----------------------------------------------------------     -----------------------------------------------
1.         An individual's account                             The individual

2.         Two or more individuals (joint account)             The actual owner of the account or, if combined
                                                               funds, any one of the individuals(1)

3.         Husband and wife (joint account)                    The actual owner of the account or, if joint
                                                               funds, either person(1)

4.         Custodian account of a minor                        The minor(2)
           (Uniform Gift to Minors Act)

5.         Adult and minor (joint account)                     The adult or, if the minor is the only
                                                               contributor, the minor(1)

6.         Account in the name of guardian or                  The ward, minor, or incompetent person(3)
           committee for a designated ward, minor,
           or incompetent person

7.         a. The usual revocable savings trust                The grantor-trustee(1)
              account (grantor is also trustee)

           b. So-called trust account that is not              The actual owner(1)
              a legal or valid trust under State law

8.         Sole proprietorship account                         The owner(4)

----------------------------------------------------------     -----------------------------------------------
FOR THIS TYPE OF ACCOUNT                                       GIVE THE EMPLOYER INDENTIFICATION
                                                               NUMBER OF--
----------------------------------------------------------     -----------------------------------------------
9.         A valid trust, estate, or pension trust             The legal entity (Do not furnish the
                                                               identifying number of the personal
                                                               representative or trustee unless the legal
                                                               entity itself is not desiganted in the
                                                               account title.)(5)

10.        Corporate account                                   The corporation

11.        Religious, charitable, or educational               The organization
           organization account

12.        Partnership account held in the name                The partnership
           of the business

13.        Association, club or other tax-                     The organization
           exempt organization

13.        A broker or registered nominee                      The broker or nominee

14.        Account will the Department of Agriculture in       The public entity
           the name of a public entity (such as a State or
           local government, school district, or prison)
           that receives agricultural program payments

--------------------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                    NUMBER ON SUBSTITUTE FORM W-9
                                               PAGE 2
OBTAINING A NUMBER                                              Payments of interest not generally subject to backup
                                                                withhoding include the following:
If you don't have a taxpayer identification number or
you don't know your number, obtain Form SS-5, Application       -   Payments of interest on obligations issued by
for A Social Security Number Card, or Form SS-4,                    individuals.  Note: You may be subject to backup
Application for Employer Identification Number, at the              withholding if this interest is $600 or more and is
local office of the Social Security Administration or the           paid in the course of the payers trade or business
Internal Revenue Service and apply for a number.                    and you have not provided your correct taxpayer
                                                                    identification number to the payer.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                                                -   Payments of tax-exempt interest (including
Payees specifically exempted from backup withholding on             exempt-interest dividends under section 852).
ALL payments include the following.
                                                                -   Payments described in Section 6049(b)(5) to
-   A corporation.                                                  non-resident aliens.

-   A financial institution.                                    -   Payements on tax-free covenant bonds under section 1451.

                                                                -   Payments made by certain foreign organizations.
-   An organization exempt from tax under section 501(a),
    an individual retirement plan or a custodial account        -   Payments made to a nominee.
    under section 403(b)(7).
                                                                Exempt payees described above should file Form W-9 to
-   The United States or any agency or instrumentality          avoid possible erroneous backup withholding.  FILE THIS
    thereof.                                                    FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION
                                                                NUMBER, WRITE EXEMPT ON THE FACE OF THE FORM AND RETURN
    the United States, or any subdivision or instrumentality    IT TO THE PAYER.  IF THE PAYMENTS ARE INTEREST, DIVIDENDS,
    thereof.                                                    OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

-   A foreign government, a political subdivision of a              Certain payments, other than interest, dividends and
    foreign government, or any agency or instrumentality        patronage dividends, that are not subject to information
    thereof.                                                    reporting are also not subject to backup withholding. For
                                                                details, see the regulations under sections 6041,
-   An international organization or any agency or              6041A(a), 6045, 6050A and 6050N, and the regulations
    instrumentality thereof.                                    under those sections.

-   A registered dealer in securities or commodities            PRIVACY ACT NOTICE.--Section 6109 requires most
    registered in the U.S. or a possession of the U.S.          recipients of dividend, interest, or other payments to
                                                                give taxpayer identification numbers to payers who must
-   A real estate investment trust.                             report the payments to IRS. IRS uses the numbers for
                                                                identification purposes. Payers must be given the numbers
-   A common trust fund operated by a bank under                whether or not recipients are required to file tax
    section 584(a).                                             returns.  Payers must generally withhold 31% of taxable
                                                                interest, dividend, and certain other payments to a payee
-   An exempt charitable remainder trust, or a                  who does not furnish a taxpayer identification number to
    non-exempt trust described in section 4947(a)(1).           a payer. Certain penalties may also apply.

-   An entity registered at all times during the tax year       PENALTIES
    under the Investment Company Act of 1940.
                                                                (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER
-   A foreign central bank of issue.                            IDENTIFICATION NUMBER.--If you fail to furnish your
                                                                taxpayer identification number to a payer, you are
Payments of dividends and patronage dividends not               subject to a penalty of $50 for each such failure is due
generally subject to backup withholding include the             to reasonable cause and not to willful neglect.

-   Payments to nonresident aliens subject to withholding       (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
    under section 1441.                                         WITHHOLDING.--If you make a false statement with no
                                                                reasonable basis which results in no imposition of backup
-   Payments to partnerships not engaged in a trade or          withholding, you are subject to a penalty of $500.
    business in the U.S. and which have at least one
    nonresident alien partner.                                  (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--
                                                                Falsifying certifications or affirmations may subject you
-   Payments of patronage dividends where the amount            to criminal penalties including fines and/or imprisonment.
    renewed is not paid in money.
                                                                    FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
-   Payments made by certain foreign organizations.             CONSULTANT OR THE INTERNAL REVENUE SERVICE.

-   Payments made to a nominee.                                 Unless otherwise noted herein, allreferences to section
                                                                numbers or regulations are references to the Internal
                                                                Revenue Code of 1986, as amended, and the regulations
                                                                promulgated thereunder.